Exhibit 99.1

Press Release	Source: Ultra Clean Holdings, Inc.

Ultra Clean Reports First Quarter 2019 Financial Results

HAYWARD, Calif., May 2, 2019 /PRNewswire/ Ultra Clean Holdings, Inc. (Nasdaq: UCTT), today reported its financial results for the first quarter ended March 29, 2019.

“Solid execution of our plan resulted in a strong start to the year as we delivered revenue and non-GAAP EPS above our expectations,” said Jim Scholhamer, CEO. “We continue to make strategic investments, such as our recent acquisition of Dynamic Manufacturing Solutions, which broaden our product portfolio and drive profitable growth.”

UCT has elected to change its organizational and reporting structure to capture efficiencies and operating leverage as a result of the Quantum acquisition. The Company will now report results for two operating segments: Semiconductor Products and Solutions (“SPS”) and Semiconductor Services Business (“SSB”). The Company has provided a reconciliation of GAAP to non-GAAP segment financial measures in the financial statement tables included in this press release.

First Quarter 2019 GAAP Financial Results

Consolidated revenue was $260.1 million, an increase of 1.1% compared to the prior quarter and a decrease of 17.4% over the same period a year ago. SPS contributed $200.2 million and SSB added $59.9 million. Total gross margin was 17.2% compared to 17.9% last quarter and 15.5% a year ago.

Net income was $0.6 million or $0.02 per basic and diluted share. This compares to a net loss of $1.1 million or $0.03 per basic and diluted share in the previous quarter, and net income of $24.7 million or $0.67 and $0.66 per basic and diluted share last year.

First Quarter 2019 Non-GAAP Financial Results

Non-GAAP net income was $8.1 million or $0.21 per diluted share. This compares to $8.7 million, or $0.23 per diluted share in the previous quarter and $25.7 million or $0.69 for the prior year.

Non-GAAP operating margin was 6.1% compared to 6.5% in the previous quarter and 9.2% in the same period a year ago.

The Company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables included in this press release.

Second Quarter 2019 Outlook

The Company expects revenue in the range of $245.0 million to $265.0 million and GAAP diluted net (loss) income per share to be between ($0.02) and $0.08. The Company expects non-GAAP net income per diluted share to be in the range of $0.12 to $0.22.

Conference Call

The call will take place at 1:45 p.m. PT and can be accessed by dialing 1-844-826-3034 or 1-412-317-5179 (international). No passcode is required. A replay of the call will be available by dialing 1-877-344-7529 or 1-412-317-0088 (international) and entering the confirmation code 10130907. The Webcast will be available on the Investor Relations section of the Company's website at http://uct.com/investors/events/.

About Ultra Clean Holdings, Inc.

Ultra Clean Holdings, Inc. is a leading developer and supplier of critical subsystems, ultra-high purity cleaning and analytical services primarily for the semiconductor industry. Ultra Clean offers its customers an integrated outsourced solution for major subassemblies, improved design-to-delivery cycle times, design for manufacturability, prototyping and component manufacturing, and tool chamber parts cleaning and coating, as well as microcontamination analytical services. Ultra Clean is headquartered in Hayward, California. Additional information is available at www.uct.com.

Use of Non-GAAP Measures

Management uses non-GAAP net income and net income per diluted share to evaluate the Company's operating and financial results. We believe the presentation of non-GAAP results is useful to investors for analyzing our core business and business trends and comparing performance to prior periods, along with enhancing investors' ability to view the Company's results from management's perspective. The presentation of this additional information should not be considered a substitute for results prepared in accordance with GAAP. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release. A reconciliation of our guidance for non-GAAP net income per diluted share for the second quarter of 2019 is not available due to fluctuations in the geographic mix of our earnings from quarter to quarter, which impacts our tax rate and cannot be reasonably predicted or determined. As a result, such reconciliation is not available without unreasonable efforts and we are unable to determine the probable significance of the unavailable information.

Safe Harbor Statement

The foregoing information contains, or may be deemed to contain, "forward-looking statements" (as defined in the US Private Securities Litigation Reform Act of 1995) which reflect our current views with respect to future events and financial performance. We use words such as "anticipates," “projection,” “outlook,” “forecast,” "believes," "plan," "expect," "future," "intends," "may," "will," "estimates," “see,” "predicts," and similar expressions to identify these forward-looking statements. Forward looking statements included in this press release include our expectations about the semiconductor capital equipment market and outlook. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, the Company’s actual results may differ materially from the results predicted or implied by these forward-looking statements. These risks, uncertainties and other factors also include, among others, those identified in "Risk Factors,” "Management's Discussion and Analysis of Financial Condition and Results of Operations'' and elsewhere in our annual report on Form 10-K for the year ended December 28, 2018 as filed with the Securities and Exchange Commission and subsequently filed quarterly reports on Form 10-Q. Ultra Clean Holdings, Inc. undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise unless required by law.

Contact:

Rhonda Bennetto

Vice President Investor Relations

rbennetto@uct.com

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited; in thousands, except per share data)

	Three months ended
	March 29,	March 30,
	2019	2018

Revenues	$260,141	$314,842
Cost of goods sold	215,344	266,038
Gross profit	44,797	48,804

Operating expenses:
Research and development	3,431	3,029
Sales and marketing	5,395	3,805
General and administrative	27,791	15,062
Total operating expenses	36,617	21,896
Income from operations	8,180	26,908
Interest and other income (expense), net	(5,319)	326
Income before provision for income taxes	2,861	27,234
Income tax provision	1,507	2,493
Net income	1,354	24,741
Net income attributable to non-controlling interest	749	-
Net income attributable to Ultra Clean Holdings, Inc.	$605	$24,741

Net income per share attributable to Ultra Clean Holdings, Inc. common stockholders:
Basic	$0.02	$0.67
Diluted	$0.02	$0.66
Shares used in computing net income per share:
Basic	39,122	36,723
Diluted	39,448	37,491

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited; in thousands)

	March 29,	December 28,
	2019	2018
ASSETS
Current assets:
Cash and cash equivalents	$154,774	$144,145
Accounts receivable, net of allowance	110,971	106,956
Inventory	180,299	186,116
Other current assets	28,056	25,708
Total current assets	474,100	462,925

Equipment and leasehold improvements, net	141,082	143,459
Goodwill	150,226	150,226
Purchased intangibles, net	188,653	193,507
Deferred tax assets, net	10,201	10,167
Operating lease right-of-use assets	32,892	—
Other non-current assets	6,091	5,193
Total assets	$1,003,245	$965,477

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank borrowings	$9,686	$9,671
Accounts payable	99,204	99,011
Operating lease liabilities	10,554	—
Other current liabilities	37,249	30,616
Total current liabilities	156,693	139,298

Bank borrowings, net of current portion	329,810	331,549
Deferred tax liability	15,834	15,834
Operating lease liabilities	25,132	—
Other long-term liabilities	22,247	27,808
Total liabilities	549,716	514,489

Stockholders’ equity:
Common stock	289,190	287,127
Retained earnings	150,323	149,718
Accumulated other comprehensive loss	(1,423)	(547)
Ultra Clean Holdings, Inc. stockholders' equity	438,090	436,298
Noncontrolling interest	15,439	14,690
Total stockholders’ equity	453,529	450,988
Total liabilities and stockholders’ equity	$1,003,245	$965,477

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited; in thousands)

	Three Months Ended
	March 29,	March 30,
	2019	2018
Cash flows from operating activities:
Net income including noncontrolling interests	$1,354	$24,741
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,157	2,452
Stock-based compensation	2,913	2,563
Others	(1,225)	(804)
Changes in assets and liabilities:
Accounts receivable	(4,182)	6,839
Inventories	5,579	(24,660)
Prepaid expenses and other	(2,430)	(1,089)
Deferred income taxes	(37)	(46)
Other non-current assets	(943)	(255)
Accounts payable	(626)	(4,214)
Accrued compensation and related benefits	3,087	187
Income taxes payable	1,266	(2,358)
Other liabilities	1,185	1,723
Net cash provided by operating activities	18,098	5,079
Cash flows from investing activities:
Purchases of equipment and leasehold improvements	(4,844)	(5,911)
Proceeds from sale of equipment	646	—
Net cash used for investing activities	(4,198)	(5,911)
Cash flows from financing activities:
Proceeds from bank borrowings	6,587	10,222
Proceeds from issuance of common stock	—	94,330
Payments on bank borrowings and finance leases	(8,863)	(7,873)
Employees’ taxes paid upon vesting of restricted stock units	(850)	(1,862)
Net cash provided by (used for) financing activities	(3,126)	94,817
Effect of exchange rate changes on cash and cash equivalents	(145)	74
Net increase in cash and cash equivalents	$10,629	$94,059
Cash and cash equivalents at beginning of period	144,145	68,306
Cash and cash equivalents at end of period	$154,774	$162,365

ULTRA CLEAN HOLDINGS, INC.
REPORTABLE SEGMENTS
GAAP TO NON-GAAP RECONCILIATION
(Unaudited; Dollars in thousands)

	GAAP			Non-GAAP
	Three months ended			Three months ended
	March 29, 2019			March 29, 2019
	SPS	SSB	Consolidated	SPS	SSB	Consolidated
Revenues	$200,245	$59,896	$260,141	$200,245	$59,896	$260,141
Gross profit	$25,681	$19,116	$44,797	$26,196	$20,139	$46,335
Gross margin	12.8%	31.9%	17.2%	13.1%	33.6%	17.8%
Operating profit	$4,324	$3,856	$8,180	$8,312	$7,678	$15,990
Operating margin	2.2%	6.4%	3.1%	4.2%	12.8%	6.1%

	Three months ended
	March 29, 2019
	SPS	SSB	Consolidated
Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$25,681	$19,116	$44,797
Amortization of intangible assets (1)	-	1,023	1,023
Restructuring charges (2)	515	-	515
Non-GAAP gross profit	$26,196	$20,139	$46,335

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	12.8%	31.9%	17.2%
Amortization of intangible assets (1)	0.0%	1.7%	0.4%
Restructuring charges (2)	0.3%	-	0.2%
Non-GAAP gross margin	13.1%	33.6%	17.8%

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis	$4,324	$3,856	$8,180
Amortization of intangible assets (1)	1,032	3,822	4,854
Restructuring charges (2)	617	-	617
Acquisition costs (3)	2,339	-	2,339
Non-GAAP income from operations	$8,312	$7,678	$15,990

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	2.2%	6.4%	3.1%
Amortization of intangible assets (1)	0.5%	6.4%	1.9%
Restructuring charges (2)	0.3%	0.0%	0.2%
Acquisition costs (3)	1.2%	0.0%	0.9%
Non-GAAP operating margin	4.2%	12.8%	6.1%

1	Amortization of intangible assets related to the Company's acquisitions of AIT, Thermal, FDS and QGT

2	Represents severance costs and cost related to facilities closed during the quarter
3	Represents costs related to the QGT and DMS acquisitions

ULTRA CLEAN HOLDINGS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
	March 29,	March 30,	December 28,
	2019	2018	2018
Reconciliation of GAAP Net Income (loss) to Non-GAAP Net Income (in thousands)
Reported net income (loss) attributable to Ultra Clean Holdings, Inc. on a GAAP basis	$605	$24,741	$(1,108)
Amortization of intangible assets (1)	4,854	1,098	4,973
Restructuring charges (2)	947	1,024	297
Executive transition costs (3)	-	-	418
Acquisition costs (4)	2,339	-	613
Facility lease early exit costs (5)	-	-	117
Income tax effect of non-GAAP adjustments (6)	(1,563)	(262)	(1,101)
Income tax effect of valuation allowance (7)	958	(873)	4,474
Non-GAAP net income attributable to Ultra Clean Holdings, Inc.	$8,140	$25,728	$8,683

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis	$8,180	$26,908	$10,210
Amortization of intangible assets (1)	4,854	1,098	4,973
Restructuring charges (2)	617	1,024	297
Executive transition costs (3)	-	-	418
Acquisition costs (4)	2,339	-	613
Facility lease early exit costs (5)	-	-	117
Non-GAAP income from operations	$15,990	$29,030	$16,628

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	3.1%	8.5%	4.0%
Amortization of intangible assets (1)	1.9%	0.4%	1.9%
Restructuring charges (2)	0.2%	0.3%	0.1%
Executive transition costs (3)	0.0%	0.0%	0.2%
Acquisition costs (4)	0.9%	0.0%	0.3%
Facility lease early exit costs (5)	0.0%	0.0%	0.0%
Non-GAAP operating margin	6.1%	9.2%	6.5%

Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$44,797	$48,804	$45,977
Amortization of intangible assets (1)	1,023	-	1,363
Restructuring charges (2)	515	937	297
Executive transition costs (3)	-	-	418
Non-GAAP gross profit	$46,335	$49,741	$48,055

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	17.2%	15.5%	17.9%
Amortization of intangible assets (1)	0.4%	0.0%	0.5%
Restructuring charges (2)	0.2%	0.3%	0.1%
Executive transition costs (3)	0.0%	0.0%	0.2%
Non-GAAP gross margin	17.8%	15.8%	18.7%

Reconciliation of GAAP Interest and other income (expense) to Non-GAAP Interest and other income (expense) (in thousands)
Reported interest and other income (expense) on a GAAP basis	$(5,319)	$326	$(5,187)
Restructuring charges (2)	(330)	-	-
Non-GAAP interest and other income (expense)	$(5,649)	$326	$(5,187)

1	Amortization of intangible assets related to the Company's acquisitions of AIT, Thermal, FDS and QGT

2	Represents severance costs and cost related to facilities closed during the quarter
3	Represents termination benefits paid to a former executive of the Company

4	Represents costs related to the QGT and DMS acquisitions
5	Represents lease related costs due to the early exit of a facility

6	Tax effect of items (1) through (5) above based on the non-GAAP tax rate shown below
7	The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect.

	Three Months Ended
	March 29,	March 30,	December 28,
	2019	2018	2018
Reconciliation of GAAP Earnings Per Diluted Share to Non-GAAP Earnings Per Diluted Share
Reported net income (loss) on a GAAP basis	$0.02	$0.66	(0.03)
Amortization of intangible assets	0.12	0.03	0.13
Restructuring charges	0.03	0.03	0.01
Executive transition costs	-	-	0.01
Acquisition costs	0.06	-	0.02
Facility lease early exit costs	-	-	0.00
Income tax effect of non-GAAP adjustments	(0.04)	(0.01)	(0.03)
Income tax effect of valuation allowance	0.02	(0.02)	0.12
Non-GAAP net income	$0.21	$0.69	$0.23
Weighted average number of diluted shares (thousands)	39,448	37,491	39,009

ULTRA CLEAN HOLDINGS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE

	Three Months Ended
	March 29,	March 30,	December 28,
	2019	2018	2018
(in thousands, except percentages)
Provision for income taxes on a GAAP basis	$1,507	$2,493	$5,335
Income tax effect of non-GAAP adjustments (1)	1,563	262	1,101
Income tax effect of valuation allowance (2)	(958)	873	(4,474)
Non-GAAP provision for income taxes	$2,112	$3,628	$1,962

Income (loss) before income taxes on a GAAP basis	$2,861	$27,234	$5,023
Amortization of intangible assets	4,854	1,098	4,973
Restructuring charges	947	1,024	297
Executive transition costs	-	-	418
Acquisition costs	2,339	-	613
Facility lease early exit costs	-	-	117
Non-GAAP income before income taxes	$11,001	$29,356	$11,441
Effective income tax rate on a GAAP basis	52.7%	9.2%	106.2%
Non-GAAP effective income tax rate	19.2%	12.4%	17.2%

1	Tax effect of items (1) through (5) above based on the non-GAAP tax rate

2	The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect.